UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Integrated Electrical Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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April 12, 2016

To Our Stockholders:

On behalf of the Board of Directors of Integrated Electrical Services, Inc., a Delaware corporation (the “Company”), we cordially invite all Company stockholders to attend a special meeting of the stockholders of the Company to be held on Tuesday, May 24, 2016, at 10:00 a.m., Eastern Daylight Time, at the offices of Integrated Electrical Services, Inc., One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830.

The sole business matter to be considered at the meeting will be to approve an amendment to our Second Amended and Restated Certificate of Incorporation whereby the Company’s corporate name shall change to IES Holdings, Inc. Details of the proposal are set forth in the enclosed proxy statement, which you are urged to read carefully. The Board of Directors believes that the proposal is in the best interests of the Company and its stockholders and has unanimously approved the proposal and recommends that the holders of the Company’s common stock vote FOR the approval of the proposal.

On or about April 12, 2016, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and authorize a proxy to vote your shares. The proxy materials can be found at http://specialmeeting.ies-corporate.com. For additional information, please see the General Information About the Special Meeting section of this proxy statement.

We hope that you will be able to attend the meeting. Your vote is important. Regardless of whether you plan to attend, please submit your proxy via the Internet, by phone, or by signing, dating and returning the proxy card mailed to those who request paper copies of this proxy statement so that your shares will be represented. If you are able to attend the meeting in person, you may revoke your proxy and vote your shares in person. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee in whose name the shares are held to provide you with evidence of your beneficial share ownership. We look forward to seeing you at the meeting.

Sincerely,

David B. Gendell
Non-Executive Chairman of the Board

INTEGRATED ELECTRICAL SERVICES, INC.

5433 WESTHEIMER ROAD, SUITE 500

HOUSTON, TEXAS 77056

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held May 24, 2016

TO THE STOCKHOLDERS OF INTEGRATED ELECTRICAL SERVICES, INC.,

Notice is hereby given that the special meeting of stockholders of Integrated Electrical Services, Inc., a Delaware corporation (the “Company”), will be held at the offices of Integrated Electrical Services, Inc., One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830 on Tuesday, May 24, 2016 at 10:00 a.m., Eastern Daylight Time, or at the adjournment or postponement thereof, for the sole purpose of approving an amendment to our Second Amended and Restated Certificate of Incorporation whereby the Company’s corporate name shall change to IES Holdings, Inc.

The holders of record of the Company’s common stock, par value $0.01 per share, at the close of business on March 25, 2016 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

We urge you to promptly vote your shares via the Internet, by phone, or by signing, dating and returning the proxy card mailed to those who request paper copies of this proxy statement, regardless of whether you plan to attend the meeting in person. No postage is required if mailed in the United States. If you do attend the meeting in person, you may withdraw your proxy and vote your shares in person on all matters brought before the meeting.

By order of the Board of Directors,

Gail D. Makode
Senior Vice President, General Counsel and
Corporate Secretary

Greenwich, CT
April 12, 2016

Important Notice Regarding the Availability of Proxy Materials for Stockholder Meeting to be Held on May 24, 2016.

The Proxy Statement is available at http://specialmeeting.ies-corporate.com.

INTEGRATED ELECTRICAL SERVICES, INC.

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

WHEN AND WHERE IS THE SPECIAL MEETING OF STOCKHOLDERS BEING HELD?

The special meeting of stockholders (the “Special Meeting”) of Integrated Electrical Services, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, May 24, 2016, at 10:00 a.m., Eastern Daylight Time, at the offices of Integrated Electrical Services, Inc., One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830. This proxy statement contains information about the item being voted on at the Special Meeting.

WHAT IS INCLUDED IN THE PROXY MATERIALS?

The proxy materials include:

•	our proxy statement for the Special Meeting; and

•	the proxy card for the Special Meeting.

WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF PRINTED PROXY MATERIALS?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. All stockholders will have the ability to access the proxy materials on the website referenced in the Notice or request to receive a printed set of the proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet, how to authorize your proxy via the Internet or by telephone or vote in person at the Special Meeting, and how to request a printed copy of the proxy materials. We encourage you to take advantage of the proxy materials on the Internet. By opting to receive the Notice and access your proxy materials online, you will save us the cost of producing and mailing documents, reduce the amount of mail you receive and allow us to conserve natural resources.

CAN I VOTE MY SHARES BY FILLING OUT AND RETURNING THE NOTICE?

No. The Notice identifies the item to be voted on at the Special Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to authorize your proxy via the Internet or by telephone, vote in person at the Special Meeting, or request a paper proxy card, which also contains instructions for authorizing a proxy via the Internet, by telephone or by returning the signed paper proxy card.

CAN I CHOOSE THE METHOD IN WHICH I RECEIVE FUTURE PROXY MATERIALS?

There are three methods by which stockholders of record and beneficial owners may receive future proxy materials or notice thereof:

•	Notice and access: We furnish proxy materials via the Internet and mail the Notice to most stockholders.

•

E-mail: If you would like to have earlier access to proxy materials and reduce our costs of printing and delivering the proxy materials, you can instruct us to send all future proxy materials to you via e-mail. If you request to receive future proxy materials via e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials via e-mail will remain in effect until you change it. If you desire to receive all future materials electronically, please visit www.voteproxy.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

•	Paper copies by mail: You may request paper copies by mail by calling +1-888-776-9962, using the website http://www.amstock.com/proxyservices/requestmaterials.asp, or by e-mail at info@amstock.com.

WHEN WILL THE NOTICE FIRST BE SENT TO THE STOCKHOLDERS?

The approximate date on which the Notice was first sent or given to stockholders was April 12, 2016.

WHO IS SOLICITING MY VOTE?

The proxy is solicited by the Company’s Board of Directors (the “Board”) for use at the Special Meeting and any adjournments thereof.

HOW ARE VOTES BEING SOLICITED?

In addition to solicitation of proxies via Notice and Access, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of the Company’s common stock, par value $0.01 per share (“Common Stock”).

WHO IS PAYING THE SOLICITATION COST?

The expense of preparing, posting online, and printing and mailing any requested hard copies of proxy solicitation materials will be borne by the Company.

WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE SPECIAL MEETING?

The sole item of business scheduled to be voted on at the Special Meeting is the approval of an amendment to our Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), whereby the Company’s corporate name shall change to IES Holdings, Inc. (the “Name Change Amendment”).

We will also consider any other business that properly comes before the Special Meeting.

HOW MANY VOTES DO I HAVE?

Each share of the Common Stock is entitled to one vote upon each of the matters to be voted on at the Special Meeting.

HOW DO I VOTE?

You may vote electronically via the Internet by visiting www.voteproxy.com and following the on-screen instructions.

You may also vote by using a toll-free telephone number. Instructions for telephonic voting can be found at www.voteproxy.com. If you vote via the Internet or by telephone, please have your proxy card and control number available.

If you requested a paper copy of our proxy materials, in order to authorize a proxy to vote by telephone or via the Internet, you must either call the toll-free number reflected on the paper proxy card or go to the www.voteproxy.com website and follow the instructions. Please have your paper proxy card in hand when calling the toll-free number or accessing the website, as it contains a 12-digit control number required to vote.

If you requested a paper copy of our proxy materials, you may also vote by marking, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

Votes submitted by mail, telephone or Internet will be voted at the Special Meeting in accordance with the directions you provide the individuals named on the proxy; if no direction is indicated, your shares will be voted in favor of each of the proposals set forth herein.

CAN I CHANGE MY VOTE?

Any stockholder giving a proxy has the power to revoke it at any time before it is voted (i) by notifying us in writing of such revocation, (ii) by submitting a later dated proxy card or telephone or Internet vote, or (iii) by attending the Special Meeting in person and voting in person. Any written notification of revocation of a proxy should be directed to Gail D. Makode, Senior Vice President, General Counsel and Corporate Secretary, Integrated Electrical Services, Inc., One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830. Stockholders who submit proxies and attend the Special Meeting to vote in person are requested to notify Ms. Makode at the Special Meeting of their intention to vote in person at the Special Meeting.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE SPECIAL MEETING?

The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock is required for a quorum.

HOW MANY VOTES ARE REQUIRED TO PASS THE ITEM?

The affirmative vote of holders of at least a majority of the then outstanding shares entitled to vote thereon is required to approve the Name Change Amendment.

HOW ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Pursuant to the Company’s Bylaws, shares not voted on matters, including abstentions and broker non-votes, will not be treated as votes cast with respect to those matters, and therefore will have the same effect as a vote against the Name Change Amendment.

DOES THE COMPANY HAVE A WEBSITE?

The Company has a website, www.ies-co.com, which contains additional information concerning the Company’s corporate governance practices. Information on our website is not incorporated by reference herein, unless specifically stated otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on March 25, 2016, the record date for the determination of stockholders of the Company entitled to receive notice of, and to vote at, the Special Meeting or any adjournments thereof, the Company had issued and outstanding 21,477,314 shares of Common Stock.

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 25, 2016 by:

•	each person who is known by us to own beneficially 5% or more of our outstanding Common Stock;

•	our named executive officers;

•	our current directors and nominees; and

•	all of our executive officers and directors as a group.

Except as otherwise indicated, the person or entities listed below have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them, except to the extent this power may be shared with a spouse. Unless otherwise indicated, the address of each stockholder listed below is 5433 Westheimer Road, Suite 500, Houston, Texas 77056.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Joseph L. Dowling III(1)	39,482	*
David B. Gendell(2)	67,243	*
Joe D. Koshkin(3)	30,485	*
Robert W. Lewey(4)	86,883	*
Donald L. Luke(5)	69,556	*
Gail D. Makode(6)	35,892	*
Tracy A. McLauchlin(7)	28,426	*
Directors and officers as a group (7 persons)	357,967	1.7%
Jeffrey L. Gendell(8)	13,385,300	62.4%
Royce & Associates, LLC(9)	1,579,479	7.4%

*	Less than one percent.

(1)	Includes 35,643 phantom stock units that convert to shares of Common Stock when Mr. Dowling leaves the Board for any reason.

(2)	Includes 52,243 phantom stock units that convert to shares of Common Stock when Mr. Gendell leaves the Board for any reason.

(3)	Includes 24,854 phantom stock units that convert to shares of Common Stock when Mr. Koshkin leaves the Board for any reason.

(4)	Includes 25,000 shares of Common Stock issued pursuant to restricted stock grants subject to tenure vesting.

(5)	Includes 59,045 phantom stock units that convert to shares of Common Stock when Mr. Luke leaves the Board for any reason. Includes 1,400 shares of Common Stock issued pursuant to restricted stock grants subject to tenure vesting, all of which are vested.

(6)	Includes 10,000 shares of Common Stock issued pursuant to restricted stock grants subject to tenure vesting.

(7)	Includes 22,500 shares of Common Stock issued pursuant to restricted stock grants subject to tenure vesting.

(8)

The information herein is based on the Schedule 13D/A filed jointly by Tontine Capital Partners, L.P. (“TCP”), Tontine Capital Management, L.L.C. (“TCM”), Tontine Management, L.L.C. (“TM”), Tontine Capital Overseas Master Fund II, L.P. (“TCP2”), Tontine Asset Associates, L.L.C. (“TAA”), Tontine Associates, L.L.C. (“TA”) and Jeffrey L. Gendell on March 25, 2016. The total aggregate beneficial ownership includes 5,642,723 shares of Common Stock owned directly by TCP, 430,905 shares of Common Stock owned directly by TM, 6,659,457 shares of Common Stock owned directly by TCP2, 642,057 shares of Common Stock owned directly by TA and 10,158 shares of Common Stock owned directly by Mr. Gendell. Mr. Gendell is the managing member of TCM and TAA, the general partners of TCP and

TCP2, respectively, and the managing member of TM and TA and has shared voting and dispositive power over these shares. All the foregoing shares may be deemed to be beneficially owned by Mr. Gendell. Mr. Gendell disclaims beneficial ownership of the Common Stock reported above for purposes of Section 16(a) under the Securities Exchange Act of 1934, as amended, or otherwise, except as to securities directly owned by Mr. Gendell or representing Mr. Gendell’s pro rata interest in, or interest in the profits of, such entities. The address of the principal business and principal office of each of the above entities, as well as Mr. Gendell, is One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830.

(9)	According to a Schedule 13G/A filed on January 13, 2016, Royce & Associates, LLC, a New York corporation, whose address is 745 Fifth Avenue, New York, New York 10151, had the sole voting and dispositive power for 1,579,479 shares of Common Stock. The Schedule 13G/A states that Royce & Associates is an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940.

NAME CHANGE AMENDMENT

General

On February 29, 2016, the Board of Directors adopted a resolution approving and recommending to the stockholders for their approval an amendment to the Company’s Certificate of Incorporation to change the Company’s corporate name from “Integrated Electrical Services, Inc.” to “IES Holdings, Inc.” (the “Name Change Amendment”). This change is intended to delineate more clearly the Company’s direction as a diversified holding company and to more accurately reflect the nature of the Company’s overall functions. The Board believes a change in the Company’s name is advisable and in the best interests of the stockholders. The form of the Name Change Amendment is attached hereto as Annex A.

If the stockholders approve the Name Change Amendment, the Name Change Amendment will become effective on the date the amendment to the Company’s Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, or such later date as is specified in the filing. The Company expects the amendment to become effective as soon as practicable following the Special Meeting.

Effect of Amendment

The change in corporate name will not affect the status of the Company or the rights of any stockholders in any respect, or the validity or transferability of stock certificates presently outstanding. The Company’s stockholders will not be required to exchange stock certificates solely to reflect the new corporate name. If a physical certificate represents a stockholder’s shares of Common Stock currently, that certificate will continue to represent such stockholder’s ownership of such shares. It will not be necessary for stockholders to surrender stock certificates bearing the Company’s former corporate name. When physical certificates are presented for transfer in the ordinary course, new certificates bearing the new corporate name will be issued.

Vote Required

Approval of the Name Change Amendment will require approval by at least a majority of the then outstanding shares entitled to vote thereon. Accordingly, the Name Change Amendment will be approved if at least 10,738,657 shares of Common Stock are voted in favor of the Name Change Amendment.

Appraisal and Dissenters’ Rights

No appraisal or dissenters’ rights are available under Delaware law or the Company’s Certificate of Incorporation or Bylaws to stockholders who dissent from the Name Change Amendment. The Company will not independently provide its stockholders with any such right.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NAME CHANGE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION.

OTHER BUSINESS

The Board knows of no business that will come before the Special Meeting except that indicated above. However, if any other matters are properly brought before the Special Meeting, it is intended that the persons acting under the proxy will vote thereunder in accordance with their best judgment.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS OF

BOARD MEMBERS

If a stockholder intends to present a proposal for action at the 2017 annual meeting of stockholders and wishes to have such proposal considered for inclusion in the Company’s proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the proposal must be submitted in writing and received by the Secretary of the Company on or before August 30, 2016. Such proposal also must meet the requirements of the rules of the SEC relating to stockholder proposals.

The Company’s Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations for individuals for election to the Board of Directors. In general, written notice of a stockholder proposal or a director nomination for the next annual meeting must be received by the Secretary of the Company not later than 80 days prior to the next annual meeting (or, if less than 90 days’ notice of the date of the meeting is given by the Company, notice by the stockholder to be timely must be received by the Secretary of the Company no later than the close of business on the 10th day following the day on which public announcement of the date of the meeting is first made by the Company), and must contain specified information and conform to certain requirements, as set forth in the Bylaws. If the presiding officer at any meeting of stockholders determines that a stockholder proposal or director nomination was not made in accordance with the Bylaws, the Company may disregard such proposal or nomination.

In addition, if a stockholder submits a proposal outside of Rule 14a-8 for the next annual meeting, and the proposal fails to comply with the advance notice procedures described by the Bylaws, then the Company’s proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Board of Directors to vote on the proposal.

Proposals and nominations should be addressed to the Secretary of the Company, Integrated Electrical Services, Inc., One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In some cases only one copy of the Notice is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of the Notice to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address who are receiving multiple copies of the Notice may also request delivery of a single copy. To request separate or multiple delivery of the Notice now or in the future, a stockholder may submit a written request to the Corporate Secretary, Integrated Electrical Services, Inc., One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830 or an oral request by calling the Corporate Secretary at (713) 860-1500.

Annex A:

Proposed Form of Amendment to the Second Amended and Restated Certificate of Incorporation to Effect Name Change

Certificate of Amendment

of

the Second Amended and Restated Certificate of Incorporation

of

Integrated Electrical Services, Inc.

Section 242 of the General Corporation Law of the State of Delaware

It is hereby certified that:

1. The name of the corporation is Integrated Electrical Services, Inc. (the “Corporation”).

2. The Certificate of Incorporation of the Corporation was filed with the Secretary of State on June 26, 1997 and was amended and restated on May 12, 2006.

3. Immediately upon the effectiveness of this Amendment to the Corporation’s Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), the Corporation’s name shall be IES Holdings, Inc.

4. To accomplish the foregoing Amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation, Article 1 is amended and restated as follows:

“1. The name of the Corporation is IES Holdings, Inc.”

5. The Amendment of the Second Amended and Restated Certificate of Incorporation was authorized by vote of the Board of Directors of the Corporation followed by the affirmative vote of the holders of at least a majority of the then outstanding shares entitled to vote thereon at a special meeting of the Corporation’s stockholders duly called and held on May 24, 2016.

[SIGNATURE PAGE FOLLOWS]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation to be executed on this      day of             , 2016.

Integrated Electrical Services, Inc.

Name:

Title:

A-2

0                    ¢

INTEGRATED ELECTRICAL SERVICES, INC.

SPECIAL MEETING OF STOCKHOLDERS

SOLICITED BY THE BOARD OF DIRECTORS OF INTEGRATED ELECTRICAL SERVICES, INC.

By signing this proxy, you hereby revoke all prior proxies and appoint Robert W. Lewey and Gail D. Makode, and each of them individually, as proxies with full power of substitution, to vote all shares of the Common Stock of Integrated Electrical Services, Inc. that you are entitled to vote at the Special Meeting of Stockholders to be held on May 24, 2016, at 10:00 a.m., Eastern Daylight Time, at Integrated Electrical Services, Inc., One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830, or at any adjournment or postponement thereof, as specified on the reverse side.

Any executed proxy which does not designate a vote on a particular proposal shall be deemed to grant authority to vote “FOR” such proposal.

(Continued and to be signed on the reverse side.)

¢	14475 ¢

SPECIAL MEETING OF STOCKHOLDERS OF

INTEGRATED ELECTRICAL SERVICES, INC.

May 24, 2016

Important Notice Regarding Internet Availability of Proxy Materials for

the Special Meeting to be Held on May 24, 2016.

The Proxy Statement is Available at http://specialmeeting.ies-corporate.com.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

¢ 00030000000000001000 3	052416

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
		1.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO IES HOLDINGS, INC.	☐	☐	☐
☐ ☐

ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED “FOR” PROPOSAL 1 AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE HEREON.

☐

●
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢